UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2005

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10(A) Third Amendment to Executive Deferred Comp Plan
EX-99 News Release

Item 1.01 Entry into Material Definitive Agreements

Effective March 17, 2005, The Progressive Corporation Executive Deferred Compensation Plan (2003 Amendment and Restatement), as amended, has been further amended by a Third Amendment thereto. A copy of the Third Amendment is attached hereto as Exhibit 10(A).

Item 7.01 Regulation FD Disclosure

On March 17, 2005, the Company issued a News Release containing financial results of the Company for the month and year-to-date periods ended February 2005 (the “News Release”). A copy of the News Release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

See exhibit index on page 4.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 17, 2005
THE PROGRESSIVE CORPORATION

	By:	/s/ Jeffrey W. Basch

	Name:	Jeffrey W. Basch
	Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Form 8-K
Under Reg. S-K	Exhibit
Item 601	No.	Description
(10)	10 (A)	Third Amendment to The Progressive Corporation Executive Deferred Compensation Plan (2003 Amendment and Restatement)

(99)	99	News Release dated March 17, 2005, containing financial results of The Progressive Corporation and Subsidiaries for the month and year-to-date periods ended February 2005